PROVIDENT

Provident Financial Holdings, Inc.

Fourth Quarter of Fiscal 2014

June 30, 2014

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2015 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$14.54
52-Week Range:	$13.75 - $18.62
Shares Outstanding:	9,312,269 shares
Market Capitalization:	$135.4 million
P/E (ttm):	22.37x
EPS (ttm):	$0.65
Annual Dividend & Yield:	$0.40 (2.75%)
As of June 30, 2014	

Franchise Overview

Northern California:

Pleasanton

Elk Grove, Livermore, Redding, Roseville and San Rafael


San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
Riverside
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- **Expanding customer base and market**
- **Strong mortgage operations, 2 wholesale and 14 retail mortgage offices**
- **Largest independent community bank headquartered in Riverside County, California (15 full-service offices)**
- **Seventh largest deposit market share in the Riverside-San Bernardino RMA; second largest of community banks**

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Plaza
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- City of Industry
- Elk Grove
- Escondido
- Glendora
- Livermore
- Rancho Cucamonga
- Redding
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Riverside Avenue
- Roseville
- San Rafael
- Santa Barbara
- Westlake Village

Financial Performance

Highlights

- Earnings rise on revenue growth compared to prior sequential quarter
- Operating Expenses decrease by 19% from the same quarter last year
- Net Interest Margin increases by 11 basis points to 2.85% (sequential quarter)
- Profitable mortgage banking operations

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$8.1
$7.6
$8.0
$7.7
$7.5
$7.7
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14

Non-Interest Income



(In Millions)
$20.0
$15.0
$10.0
$5.0
$0.0
$1.6
$13.8
$1.4
$16.2
$1.4
$6.8
$1.4
$5.7
$1.5
$5.3
$1.6
$8.0
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$15.7
$17.5
$14.5
$12.9
$12.6
$14.2
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14

Financial Performance

Pre-Provision, Pre-Tax Earnings


(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$7.7
$7.7
$1.6
$1.9
$1.7
$3.0
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14

Pre-Tax Income – Operating Segments


(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
$5.6
$6.3
$0.9
$2.6
$2.9
$3.5
$3.6
$3.5
$2.8
$(0.9)
$(0.8)
$(0.7)
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Community Banking
Mortgage Banking

Quarterly Net Income


(In Millions)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$4.9
$5.3
$1.5
$1.6
$1.4
$2.1
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14

Diluted Earnings Per Share


$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.45
$0.49
$0.14
$0.16
$0.14
$0.22
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14

Financial Ratios

Net Interest Margin


3.00%
2.75%
2.50%
2.25%
2.00%
2.76%
2.59%
2.82%
2.74%
2.74%
2.85%
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14

Efficiency Ratio


100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
67.06%
69.52%
90.00%
86.97%
88.15%
82.57%
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14

Return on Average Assets


2.00%
1.50%
1.00%
0.50%
0.00%
1.59%
1.73%
0.52%
0.56%
0.50%
0.75%
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14

Return on Average Equity


15.00%
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
12.48%
13.29%
3.82%
4.13%
3.70%
5.66%
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14

Community Banking

Highlights

- Preferred Loans increase by $44.5 million or 12% since June 30, 2013
- Fifth consecutive quarter of Preferred Loan growth
- Loan Originations and Purchases increase by 37% from the same quarter last year
- Core Deposits increase by $6.2 million or 1% since June 30, 2013
- Higher cost Time Deposit balances continue to decline

Loan to Investment Mix



(In Millions)
$800
$750
$700
$650
$600
$550
$500
$21
$20
$19
$18
$17
$17
$754
$748
$749
$757
$770
$772
03/31/13
06/30/13
09/30/13
12/31/13
03/31/14
06/30/14
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



(In Millions)
$600
$500
$400
$300
$200
$100
$0
60%
50%
40%
30%
20%
10%
0%
46%
47%
48%
50%
51%
51%
$353
$416
$356
$404
$367
$392
$382
$383
$396
$381
$401
$378
03/31/13
06/30/13
09/30/13
12/31/13
03/31/14
06/30/14
Preferred Loans
Single-Family Loans

Provident Bank Loan Originations and Purchases



(In Millions)
$50
$40
$30
$20
$10
$0
$16
$27
$38
$40
$28
$37
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14

Community Banking

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 06/30/14	Interest Rate	Balance as of 06/30/13	Interest Rate
Single-Family	$ 377,997	3.23%	$ 404,341	3.36%
Multi-Family	301,211	4.74%	262,316	5.26%
Commercial Real Estate	96,803	5.74%	92,488	6.45%
Construction	2,869	5.27%	292	6.25%
Commercial Business	1,237	6.56%	1,687	6.64%
Consumer	306	9.06%	437	8.63%
Total Loans Held for Investment	$ 780,423	4.14%	$ 761,561	4.40%
Undisbursed Loan Funds	(1,090)		(292)	
Deferred Loan Costs	2,552		2,063	
Allowance for Loan Losses	(9,744)		(14,935)	
Total Loans Held for Investment, net	$ 772,141		$ 748,397	

Loan Composition as of 06/30/14



Commercial Business 0%
Construction 0%
Consumer 0%
Commercial Real Estate 12%
Multi-Family 39%
Single-Family 49%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Commercial Business
Consumer

Community Banking

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$107
$106
$56
$51
$51
$41
$413
$402
$400
$387
$378
$371
$522
$521
$519
$527
$530
$527
03/31/13
06/30/13
09/30/13
12/31/13
03/31/14
06/30/14
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 06/30/2014	Rate	At 06/30/2013	Rate
Checking Accounts - Non Interest-Bearing	$ 58,654	- %	$ 57,835	- %
Checking Accounts - Interest-Bearing	202,769	0.14%	206,784	0.14%
Savings Accounts	239,429	0.26%	229,779	0.25%
Money Market Accounts	26,125	0.36%	26,399	0.33%
Time Deposits	370,893	1.08%	402,213	1.27%
Total Deposits	$ 897,870	0.56%	$ 923,010	0.66%
Brokered Deposits included above	$ 3,039	3.76%	$ 4,727	3.57%

Deposit Composition at 06/30/2014



6%
23%
41%
3%
27%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts

Borrowing Maturity Schedule

Category (Dollars In Thousands)	At 06/30/2014	Rate	At 06/30/2013	Rate
Overnight	$ -	-	$ -	-
Three Months or Less	-	-	-	-
Over Three to Six Months	-	-	50,000	4.09%
Over Six to Twelve Months	-	-	5,000	2.51%
Over One to Two Years	-	-	10,000	2.93%
Over Two to Three Years	-	-	-	-
Over Three to Four Years	10,080	3.04%	-	-
Over Four to Five Years	10,000	1.53%	10,101	3.04%
Over Five Years	21,351	4.01%	31,390	3.23%
Total Borrowings	$ 41,431	3.18%	$ 106,491	3.55%

Asset Quality

Highlights

- Non-Performing Assets decline by 23% since June 30, 2013
- Net Charge-Offs transition to Net Recoveries for the quarter
- Two new REOs for the quarter and just four REOs outstanding at June 30, 2014.

NPA, NPA to Total Assets and ALLL to LHI Ratios



$30,000
$20,000
$10,000
$0
(In Thousands)
3.00%
2.00%
1.00%
0.00%

	03/31/13	06/30/13	09/30/13	12/31/13	03/31/14	06/30/14
Non-Performing Assets	$22,422	$23,978	$21,724	$20,434	$19,213	$18,403
NPA to Total Assets	1.84%	1.96%	1.88%	1.80%	1.71%	1.66%
ALLL to LHI	2.10%	1.96%	1.59%	1.44%	1.29%	1.25%

Recovery from Allowance for Loan Losses



(In Thousands)
$1,000
$500
$-
$(500)
$(1,000)
$(1,500)
$(2,000)
$(517)
$(1,538)
$(942)
$(898)
$(849)
$(691)
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14

Non-Performing Asset Composition 06/30/14



13%
0%
0%
0%
13%
17%
57%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$-
$16,826
$14,935
$12,105
$11,041
$10,024
$9,744
03/31/13
06/30/13
09/30/13
12/31/13
03/31/14
06/30/14

ALLL Allocation as of 06/30/14



1%
1%
0%
0%
10%
32%
56%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

	At June 30, 2014				At June 30, 2013			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	2	$ 322	35	$11,547	2	$ 362	50	$ 15,573
Multi-Family	-	-	7	3,447	-	-	7	5,077
Commercial Real Estate	-	-	6	2,352	-	-	8	4,572
Commercial Business Loans	-	-	2	138	-	-	5	189
Consumer Loans	-	-	-	-	2	1	-	-
Total	2	$ 322	50	$17,484	4	$ 363	70	$ 25,411

Asset Quality

Geographic Location

Category	Inland Empire Balance	Inland Empire Percentage	Southern California [1] Balance	Southern California [1] Percentage	Other California Balance	Other California Percentage	Other States Balance	Other States Percentage	Total Balance	Total Percentage
Single-Family	$111,412	30%	$201,432	53%	$62,168	16%	$2,985	1%	$377,997	100%
Multi-Family	62,614	21%	156,242	52%	79,065	26%	3,290	1%	301,211	100%
Commercial Real Estate	45,352	47%	42,296	44%	9,155	9%	-	0%	96,803	100%
Construction	1,500	52%	-	0%	1,369	48%	-	0%	2,869	100%
Total	$220,878	28%	$399,970	51%	$151,757	20%	$6,275	1%	$778,880	100%

[1] Other than Inland Empire.

Geographic Location 06/30/14


1%
20%
28%
51%
Inland Empire
Southern California (1)
Other California
Other States

[1] Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2006 & Prior	2007	2008	2009	2010	2011	2012	2013	YTD 2014	TOTAL
Loan Balance (In Thousands)	$267,337	$49,765	$25,371	$911	$127	$1,315	$5,977	$7,932	$12,141	$370,876
Weighted Avg. LTV (1)	67%	72%	75%	53%	71%	69%	55%	59%	63%	67%
Weighted Avg. Age (In Years)	9.09	7.01	6.26	4.90	3.62	2.89	1.88	1.03	0.19	8.00
Weighted Avg. FICO (2)	731	732	741	750	700	716	749	745	750	733
Number of Loans	837	108	48	3	1	5	27	36	27	1,092
Geographic Breakdown (%)										
Inland Empire	30%	30%	27%	100%	100%	50%	19%	25%	22%	29%
Southern California (3)	60%	38%	39%	0%	0%	50%	37%	34%	30%	54%
Other California	9%	30%	34%	0%	0%	0%	44%	41%	48%	16%
Other States	1%	2%	0%	0%	0%	0%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2006 & Prior	2007	2008	2009	2010	2011	2012	2013	YTD 2014	TOTAL
Loan Balance (In Thousands)	$79,115	$19,020	$5,825	-	-	$20,267	$31,740	$93,709	$51,535	$301,211
Weighted Avg. LTV (1)	47%	55%	44%	-	-	58%	56%	59%	57%	55%
Weighted Avg. Debt Coverage Ratio (2)	1.41x	1.24x	1.46x	-	-	1.80x	1.72x	1.68x	1.67x	1.57x
Weighted Avg. Age (In Years)	9.21	6.94	6.21	-	-	2.78	1.87	0.90	0.23	3.68
Weighted Avg. FICO (2)	703	698	754	-	-	744	731	759	768	743
Number of Loans	129	31	7	-	-	21	41	123	57	409
Geographic Breakdown (%)										
Inland Empire	18%	7%	24%	-	-	29%	13%	31%	12%	21%
Southern California (3)	53%	90%	76%	-	-	57%	52%	45%	44%	52%
Other California	25%	3%	0%	-	-	14%	35%	24%	44%	26%
Other States	4%	0%	0%	-	-	0%	0%	0%	0%	1%
	100%	100%	100%	-	-	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2006 & Prior	2007	2008	2009	2010	2011	2012	2013	YTD 2014	TOTAL (4)(5)
Loan Balance (In Thousands)	$25,940	$11,213	$1,144	$7,207	$371	$778	$17,925	$21,363	$10,862	$96,803
Weighted Avg. LTV (1)	46%	53%	45%	60%	58%	62%	53%	47%	47%	50%
Weighted Avg. Debt Coverage Ratio (2)	2.06x	1.40x	1.32x	1.29x	1.26x	1.47x	1.84x	1.80x	1.86x	1.79x
Weighted Avg. Age (In Years)	9.18	7.06	6.34	5.01	4.10	2.52	1.74	0.91	0.32	4.32
Weighted Avg. FICO (2)	698	732	766	722	704	770	751	756	768	738
Number of Loans	32	9	3	2	2	1	16	26	14	105
Geographic Breakdown (%)										
Inland Empire	43%	48%	17%	100%	52%	0%	72%	35%	8%	47%
Southern California (3)	57%	36%	83%	0%	48%	100%	28%	38%	76%	44%
Other California	0%	16%	0%	0%	0%	0%	0%	27%	16%	9%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

(4) Comprised of the following: $23.2 million in Retail; $17.6 million in Mixed Use; $16.7 million in Office; $12.5 million in Mobile Home Park; $5.7 million in Light Industrial/Manufacturing; $5.6 million in Warehouse; $5.1 million in Medical/Dental Office; $3.4 million in Mini-Storage; $3.4 million in Restaurant/Fast Food; $1.7 million in Hotel and Motel; $1.5 million in Automotive – Non-Gasoline; and $387,000 in Other.

(5) Consisting of $79.7 million or 82.3% in investment properties and $17.1 million or 17.7% in owner occupied properties.

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

Highlights

- Loan Sale Margin increases 15 basis points (sequential quarter)
- Loan Origination volume increases by 35% (sequential quarter)
- Recourse Risk remains low
- Gross Locked Pipeline increases 24% (sequential quarter)

PBM Loan Originations


(In Millions)
$1,000
$800
$600
$400
$200
$0
$3
$3
$2
$3
$8
$13
$790
$837
$684
$453
$354
$476
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q34Y14
Saleable
Portfolio

PBM Locked Pipeline


$400,000
$300,000
$200,000
$100,000
$0
(In Thousands)
40%
30%
20%
10%
0%

	03/31/13	06/30/13	09/30/13	12/31/13	03/31/14	06/30/14
Gross Locked Pipeline	$283,486	$334,790	$184,287	$130,584	$149,104	$184,160
Net Locked Pipeline (1)	$211,754	$255,635	$135,341	$98,242	$107,866	$132,567
Fall-out Ratio	25%	24%	27%	25%	28%	28%

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance


100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

	Q3FY13	Q4FY13	Q1FY14	Q2FY14	Q3FY14	Q4FY14
Refinance	68%	57%	40%	42%	43%	42%
Purchase	32%	43%	60%	58%	57%	58%

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

Gain on Sale of Loans


(In Thousands)
$20,000
$15,000
$10,000
$5,000
$0
$13,835
$16,185
$6,754
$5,732
$5,291
$8,022
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14

Loan Sale Margin


2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.78% 1.78%
1.84% 1.82%
1.16% 1.17%
1.36% 1.36%
1.44% 1.42%
1.59% 1.58%
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse Provision (Recovery)


(In Thousands)
$100
$0
-$100
-$200
-$300
$27
($191)
($186)
($70)
($127)
($86)
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14

Recourse Reserve


(In Thousands)
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,302
$2,111
$1,258
$1,202
$1,068
$904
03/31/13
06/30/13
09/30/13
12/31/13
03/31/14
06/30/14

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Highlights

- Strong Capital Ratios
- 10% Increase to Cash Dividend, 3.00% yield (approximately)
- Repurchased 356,608 shares of common stock

Stock Repurchase Plan Activity



(# of Shares)
500,000
400,000
300,000
200,000
100,000
-
160,534
122,731
190,051
385,083
194,888
356,608
03/31/13
06/30/13
09/30/13
12/31/13
03/31/14
06/30/14

Bank Capital Ratios



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	03/31/13	06/30/13	09/30/13	12/31/13	03/31/14	06/30/14
Tier 1 Leverage Ratio	12.55%	13.12%	13.07%	12.56%	12.80%	12.53%
Tier 1 Risk-Based Capital Ratio	20.76%	21.36%	20.82%	19.80%	19.96%	18.72%
Total Risk-Based Capital Ratio	22.02%	22.64%	22.09%	21.06%	21.22%	19.98%

Value Proposition



Stock Price to Tangible Book Value Multiple
2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	09/30/12	12/31/12	03/31/13	06/30/13	09/30/13	12/31/13	03/31/14	06/30/14
Price/TBV	1.01x	1.19x	1.13x	1.03x	1.08x	0.97x	0.99x	0.93x